UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☒	Definitive Information Statement

SMC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

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1.	Title of each class of securities to which transaction applies:

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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934 as amended

SMC ENTERTAINMENT, INC.

9170 Glades Road, Suite 150

Boca Raton, FL 33434

WE ARE NOT ASKING YOU TO FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission and was mailed, on or about June 20, 2024, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the record holders as of June 17, 2024, (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of SMC ENTERTAINMENT, INC., a Nevada Corporation (the “Company”).  This Information Statement is circulated to advise the shareholders of actions already approved and taken without a meeting by written consent of the holders of a majority of the Company’s outstanding voting common stock, specifically the Company’s Chief Executive Officer and Chairman of the Board and 3 non-solicited stockholders, collectively holding 701,174,509 shares of voting securities representing approximately 54.6% of the 1,284,701,483 total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) as of June 17, 2024 (the “Record Date”.).  Since the Information Statement was first sent or given to security holders on June 20, 2024, the corporate action described herein may be effective on or after August 20, 2024, pending approval by FINRA.

Please review this Information Statement for a more complete description of this matter.   This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU TO FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action to be effective 20 days after the mailing of this Information Statement are as follows:

(1)	Ratification of the change in the name of the Company to “Fyntechnical Innovations, Inc.” (the “Name Change”); and

(2)

Ratification of the change in the trading symbol of the Company from “SMCE” to such new trading symbol as selected by FINRA from the list provided by the Company in its Corporate Action Form (the “Symbol Change”).

The Name Change and Symbol Change are being filed as one corporate action with FINRA and are collectively described in this Information Statement as “Action 1”.

The Name Change and Symbol Change have been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities and your vote or consent is not requested or required. The Information Statement is provided solely for your information as no notice is required by Section 78.320(3) of the Nevada Revised Statutes for any action which is authorized by written consent.

On June 14, 2024, the Board of Directors of the Company approved the Name Change and Symbol Change, subject to Stockholder approval. The Majority Stockholders approved the Name Change and Symbol Change by written consent in lieu of a meeting on June 14, 2024. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change or Symbol Change. The Name Change and Symbol Change will not become effective unless and until we receive FINRA approval.

Date: July 9, 2024	For the Board of Directors of

SMC ENTERTAINMENT, INC.

	By:	/s/ Erik Blum
Erik Blum
Chief Executive Officer and Director

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RECOMMENDATION OF THE BOARD OF DIRECTORS

ACTION TAKEN

ACTION I - NAME CHANGE AND SYMBOL CHANGE

AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME AND TRADING SYMBOL OF THE COMPANY

The Board of Directors has determined that since the Company intends to focus on fintech technology development, the business model of Fyniti Global Equities EBT Inc., our wholly owned subsidiary, the Name Change and Symbol Change better reflect the nature of the Company’s new business direction.

Purpose of the Nameand Symbol Change

On June 14, 2024, the Company’s Board of Directors and the Majority Stockholders owning a majority of the Company’s voting securities approved a resolution authorizing the Company to amend the Articles of Incorporation to change the Company’s name to Fyntechnical Innovations, Inc. and to a trading symbol that closely relates to the new proposed name. The Board believes that the Name Change and Symbol Change better reflects the nature of the Company’s anticipated operations and that a corresponding trading symbol change would be consistent.

Amended Certificate of Incorporation

The Board of Directors will file the Company’s Articles of Amendment to the Articles of Incorporation with the State of Nevada immediately prior to receiving FINRA’s approval of the Name Change and Symbol Change to affect the Name Change and Symbol Change in Nevada. The Name Change and Symbol Change will not become effective until receiving FINRA approval.

To reduce the expenses of delivering multiple materials to our stockholders, we are taking advantage of rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested.

If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials, or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at SMC Entertainment, Inc. 9170 Glades Road, Suite 150, Boca Raton, Florida 33434.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our Company since the commencement of our last completed financial year;

2.	any proposed nominee for election as a director of our Company; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled "Security Ownership of Certain Beneficial Owners and Management" To our knowledge, no director has advised that he intends to oppose the Name Change and Symbol Change as more particularly described herein.

INFORMATION ON CONSENTING SHAREHOLDERS

As of the date of the Written Consent, the Company had 1,284,701,483 shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On June 14, 2024, the following consenting Shareholders, owning a total of 701,174,509 shares of the Company’s Common Stock, which represented approximately 54.6% of the total number of voting shares outstanding on such date, delivered the executed Written Consent authorizing the Actions described herein. The consenting Majority Shareholders’ names, affiliation with the Company and beneficial holdings are as follows:

Consenting Stockholder	Affiliation	Number of Voting Shares	% of Total Voting Shares
Erik Blum	President, Chief Executive Officer, Chief Financial Officer, and Director	289,740,740	22.6%
Ronald E. Hughes	Chief Operating Officer, Director and Chairman of the Board	214,500,000	16.7%
Buckman, Buckman & Reid(1)	Shareholder	57,933,769	4.5%
PCG Advisory, Inc.(2)	Shareholder	75,000,000	5.8%
Kanno Group Holdings, II, Ltd.	Shareholder	64,000,000	4.9%

Total		701,174,509	54.6%

Accordingly, the Written Consent executed by the Shareholders named above constitutes a majority, and satisfies the stockholder approval requirement for the authorization and adoption of the Action. In an effort to minimize the Company’s costs and expenses, the Board of Directors has determined not to hold a special meeting of all shareholders because shareholders holding a majority of the eligible votes are in favor of the Action.

(1)	Buckman, Buckman & Reid is beneficially owned by Thomas P. Buckman.
(2)	PCG Advisory, Inc. is beneficially owned by Jeffrey Ramsom.
(3)	Kanno Group Holdings, II, Ltd. is beneficially owned by Naiel Kanno.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 3,000,000,000 shares of Common Stock, par value $0.001 per share, of which 1,284,701,483 shares are outstanding as of June 17, 2024 (the “Record Date”).

Security Ownership of Certain Beneficial Owners and Management.

(a) Security ownership of certain beneficial owners.

The following table sets forth, as of June 17, 2024, the number of shares of common stock owned of record and beneficially by our executive officers, directors and persons who hold 5% or more of the outstanding shares of common stock of the Company.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o SMC Entertainment, Inc., 9170 Glades Road Suite 150, Boca Raton, FL 33434.

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Applicable percentage ownership is based on 1,284,701,483 shares of Common Stock outstanding as of June 17,2024. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock as held by that person or entity that are currently exercisable or that will become exercisable within 60 days of June 17, 2024.

Name and Address of Beneficial Owner	Common Stock Owned Beneficially	Percent of Class*
Named Executive Officers and Directors
Erik Blum, President, Chief Executive Officer, and Director(1)	289,740,740	22.6%
Ronald E. Hughes, Chief Operating Officer, Director and Chairman of the Board	214,500,000	16.7%
Jayakumar Gopalan, Chief Technical Officer and Director(2)	25,000,000	19.5%
Ayal Israel Levy, Former Chief Financial Officer(3)	0	0%
Xuqiang (Adam), Chief Financial Officer	0	0%
All directors and officers as a group (4 persons)	529,240,740	41.2%
5% or greater shareholders
PCG Advisory, Inc.(3)	75,000,000	5.8%
Total	604.240.740	64.6%

(1)	Includes 260,740,740 shares of common stock held in the name of JW Price, LLC, a limited liability company beneficially controlled by Erik Blum as its President.

(2)

Includes 25,000,000 shares of common stock, presuming a full conversion of all 2,500,000 shares of Series B Preferred Stock owned by Fyniti Global Equities EBT Inc. (“Fyniti”). Per the amendment to the Certificate of Designation for Series B Preferred Stock filed on August 14, 2023, each 1 share of Series B Preferred Stock converts into 10 shares of common stock.

(3)

Erik Blum served as our Chief Financial Officer until the appointment of Ayal Israel Levy on October 17, 2023. Mr. Levy resigned on November 11, 2023, upon which Mr. Blum again assumed the position of Chief Financial Officer until the appointment of Adam Yang on December 23, 2023.  Mr. Blum continues to serve as our Chief Executive Officer, and Director.

(4)	PCG Advisory, Inc. is beneficially owned by Jeffrey Ramsom.

(5)	Kanno Group Holdings, II, Ltd. is beneficially owned by Naiel Kanno.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles of Incorporation consistent with above, or ByLaws to dissent from any of the provisions adopted in the Amendment.

EFFECTIVE DATE OF NAME CHANGE AND SYMBOL CHANGE

Pursuant to Rule 14c-2 under the Exchange Act, the Name Change and Symbol Change shall not be effective with the Secretary of State of Nevada until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders pending FINRA’s approval. The Company anticipates that the action contemplated hereby will be effective on or after the close of business on August 17, 2024, pending FINRA’s approval.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us.  The distribution was made by mail.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2024	SMC ENTERTAINMENT, INC.

	By:	/s/Erik Blum
Erik Blum
Chief Executive Officer and Director

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